UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 31, 2002




                                  BRIAZZ, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





   Washington             000-32527                      91-1672311
----------------    ------------------------   ---------------------------------
(Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
 incorporation)



                        3901 7th Avenue South, Suite 200
                         Seattle, Washington 98108-5206
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (206) 467-0994




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The press release attached as Exhibit 99.1 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

        Exhibit
        Number          Description
        ------          -----------
         99.1           Press Release dated October 31, 2002



Item 9.  Regulation FD Disclosure

BRIAZZ, Inc. has secured a $500,000 revolving line of credit from a commercial bank. The line of credit is secured by a certificate of deposit from Victor D. Alhadeff.

Mr. Alhadeff has been appointed as our Chief Financial Officer and Secretary to succeed Tracy Warner, who has resigned to pursue other opportunities. Mr. Alhadeff continues to serve as our President, Chief Executive Officer and Chairman.











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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRIAZZ, INC.



Date:  October 31, 2002                By   C. William Vivian
                                            -----------------------------------
                                            C. William Vivian
                                            Chief Operating Officer












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

                                 EXHIBIT INDEX
                                 -------------


        Exhibit
        Number          Description
        ------          -----------
         99.1           Press Release dated October 31, 2002